UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report:	September 30, 2010
(Date of earliest event reported):	September 28, 2010

FULTON FINANCIAL CORPORATION
(Exact name of Registrant as specified in its Charter)

Pennsylvania	0-10587	23-2195389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

P.O. Box 4887, One Penn Square Lancaster, Pennsylvania	17604
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:            717-291-2411
Former name or former address, if changed since last Report:      N/A

Check the  appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[ ]	Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01.                      Other Events.

 On September 28, 2010, Fulton Financial Corporation (“Fulton”) issued a press release, attached as Exhibit 99.1 and incorporated by reference, to announce that the boards of directors of two of Fulton’s affiliate banks have reached an agreement in principle to merge. Delaware National Bank, based in Georgetown, Delaware, will merge with and into Fulton Bank, National Association headquartered in Lancaster, Pennsylvania. The planned merger is subject to approval by bank regulatory authorities and is expected to be completed by the end of this year.

Item 9.01.                      Financial Statements and Exhibits.

(d) Exhibits
Exhibit No.	Description

99.1	Fulton Press Release dated September 28, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 30, 2010	Fulton Financial Corporation By: /s/ James E. Shreiner James E. Shreiner Senior Executive Vice President